SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              The Ehrenkrantz Trust
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]                                                     THE EHRENKRANTZ TRUST

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135 Crossways Park Drive, Suite 101, Woodbury, New York 11797
Toll Free (800) 813-1117
--------------------------------------------------------------------------------

                                                           February 8, 2007

Dear Shareholders:

     The Board of Trustees (the "Trustees") of The Ehrenkrantz Trust (the "Trust") is pleased to invite you to a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on Friday, March 2, 2007. At this Meeting, we are asking that you vote in favor of a proposal to approve an agreement for sub-advisory services (the "Sub Advisory Agreement") between the Trust and CFM Advisors, Inc. (the "Sub Adviser"). The Sub Advisory Agreement would allow the Trust to utilize the expertise, sources of information, advice, and investment advisory services of the Sub Adviser. The proposal is described in more detail in the attached Proxy Statement.

     We anticipate that the proposed approval of the Sub Advisory Agreement will result in benefits to the shareholders of the Trust, which are more fully discussed in the attached Proxy Statement.

     The Trustees have concluded that the proposal is in the best interests of the Trust and its shareholders. The Trustees recommend that you vote "FOR" the proposal.

     We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy promptly. The Trust intends to solicit proxies on its own behalf without the assistance of a proxy solicitation service. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Trust reminding you to vote by proxy. No matter how many shares you own, your vote is important.


                                                           Sincerely,


                                                           Thomas Giugliano
                                                           President

                              THE EHRENKRANTZ TRUST

                                 PROXY STATEMENT

                              QUESTIONS AND ANSWERS

WHY DID YOU SEND ME THIS DOCUMENT?

     This booklet contains the Notice of Special Meeting of Shareholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on a proposal to approve a Sub Advisory Agreement that will be presented at the Special Meeting of Shareholders (the "Meeting") for The Ehrenkrantz Trust (the "Trust"). You are receiving these proxy materials because you own shares of beneficial interest in the Trust. As a shareholder, you have the right to vote on the various proposals concerning your investment in the Trust.

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees of the Trust (each a "Trustee", and, collectively, the "Board") is asking you to vote on the proposals at the Meeting.

ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

     You are being asked to vote on the following "Proposal":

     To approve the Sub Advisory Agreement between EKN Asset Management Group, Inc. and CFM Advisors, Inc. (the "Sub Advisory Agreement").

HOW DOES THE BOARD RECOMMEND I VOTE?

     The Board recommends that you vote "FOR" the Proposal.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on January 15, 2007 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. The Notice of Meeting, the Proxy Card, and the Proxy Statement were mailed to shareholders of record on or about February 8, 2007. Each share of record is entitled to one vote on each matter presented at the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

HOW CAN I VOTE MY SHARES?

     Please follow the instructions included on the enclosed Proxy Card.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person, or you may complete and return the enclosed Proxy Card. Proxy Cards that are properly signed, dated, and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If you simply sign and date the Proxy Card, but do not specify a vote for a Proposal, your shares will be voted FOR that Proposal.

WHAT IF I WANT TO REVOKE MY PROXY?

     You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Trust at 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797, (ii) signing and submitting another Proxy Card of a later date, or (iii) personally voting at the Meeting.

WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

     Please call (800) 813-1117 if you have questions.

WHERE CAN I GET MORE INFORMATION ABOUT THE TRUST?

     Additional information about the Trust is contained in the Trust's most recent annual report to shareholders and subsequent semi-annual report to shareholders, if any. Copies of these reports are available upon request and without charge by calling The Ehrenkrantz Trust at (800) 813-1117 or writing to Thomas Giugliano at EKN Asset Management Group, Inc., 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797.

[LOGO]                                                     THE EHRENKRANTZ TRUST

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135 Crossways Park Drive, Suite 101, Woodbury, New York 11797
Toll Free (800) 813-1117
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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  March 2, 2007

To the Shareholders of The Ehrenkrantz Trust:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Ehrenkrantz Trust (the "Trust") will be held at the offices of the Trust, 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797, on Friday, March 2, 2007 at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated February 8, 2007:

     1. To approve the Sub Advisory Agreement between EKN Asset Management Group, Inc. and CFM Advisors, Inc.; and

     2. Such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on January 8, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign, and promptly return the enclosed proxy card.

     The Board of Trustees of the Trust recommends a vote "FOR" the Proposal.

                                              By Order of the Board of Trustees,


                                              Thomas Giugliano
                                              Secretary

Woodbury, New York

February 8, 2007


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                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Trust any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
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

                                 PROXY STATEMENT

                              THE EHRENKRANTZ TRUST

                       135 Crossways Park Drive, Suite 101
                            Woodbury, New York 11797

                            -------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                  March 2, 2007

                            -------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (each a "Trustee" and, collectively, the "Board") of The Ehrenkrantz Trust (the "Trust"), to be voted at a Special Meeting of Shareholders of the Trust (the "Meeting"), to be held at the offices of the Trust at 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797, on Friday, March 2, 2007 at 11:00 a.m., Eastern Time. The solicitation will be by mail and the cost will be borne by the Trust. The Notice of Meeting, Proxy Statement, and Proxy Card are being mailed to shareholders on or about February 8, 2007.


     The Board has fixed the close of business on January 15, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof (the "Record Date"). Each outstanding voting share of beneficial interest in the Trust as of the Record Date will be entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board will be voted for the approval of the Sub Advisory Agreement (the "Proposal"). Any shareholder may revoke that shareholder's proxy at any time prior to the exercise thereof by (i) giving written notice to the Secretary of the Trust at 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

                                    PROPOSAL

                   APPROVAL OF SUB ADVISORY AGREEMENT BETWEEN
             EKN ASSET MANAGEMENT GROUP, INC. AND CFM ADVISORS INC.

     Shareholders of the Trust are being asked to approve the Sub Advisory Agreement between EKN Asset Management Group, Inc. (the "Adviser") and CFM
Advisors, Inc. (the "Sub Adviser"), a copy of which is attached hereto as Exhibit A (the "Sub Advisory Agreement"). The primary reason for the request to approve the Sub Advisory Agreement is that the Adviser wishes to utilize the expertise, sources of information, advice, and investment advisory services of the Sub Adviser. A full discussion of the Proposal is set forth below.

Information About the Adviser and the Advisory Agreement

     The Trust entered into an agreement for investment advisory services with EKN Asset Management Group, Inc., which was approved by a vote of the shareholders at a meeting held for that purpose on June 15, 2005, and became effective as of August 5, 2005 (the "Advisory Agreement'). Under the Advisory Agreement, the Adviser manages the investment of the assets of the Trust and obtains and evaluates economic, statistical, and financial information to formulate and implement investment policies for the Trust. Any investment strategy undertaken by the Adviser is at all times subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to the Trust.

     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). The Trust is the only client of the Adviser; however, the Advisory Agreement provides that the Adviser may act as investment adviser to other investment companies. The Adviser is located at 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797.

     Under the Advisory Agreement, the Trust compensates the Adviser for its services by payment of a fee at an annual rate of 1.00% of the Trust's average daily net assets and pays all of its ordinary expenses of operation of the Trust. The Advisory Agreement also provides that the Adviser may waive any portion of the compensation or reimbursement of expenses due it pursuant to this Agreement and may assume any expenses otherwise payable by the Trust.

     The Trust paid the Adviser an aggregate amount of $0 in advisory fees for the fiscal year ended December 31, 2006. By separate letter agreement, the Adviser agreed to assume for a period of one year from the date of shareholder approval of the Advisory Agreement all of the Trust's operating expenses so that the Trust's expense ratio, including advisory fee, would not exceed 1%. The one-year period of assumption of operating expenses expired on August 5, 2006.

Information About the Sub Adviser

     The Sub Adviser is a New York corporation formed in 1994 with offices located at 1800 Walt Whitman Road, Suite 120, Melville, NY 11747. The following persons are principally employed as the Sub Adviser's executive officers and directors: Victor Matera, President; John Hunt, Director of Investments; John Romano, Chief Compliance Officer/Director of Operations; and Robert Disimile, Chief Investment Officer. All of the outstanding stock of the Sub Adviser is owned by Victor Matera. The Sub Adviser has been registered with the Securities and Exchange Commission ("SEC") as an investment adviser since October 25, 1999. A copy of the Sub Adviser's registration on Form ADV is available on the SEC website at www.sec.gov.


     The Sub Adviser acts as an investment adviser to numerous pension and profit-sharing plans and high net worth individuals, but it does not act in an advisory capacity for any other investment companies registered under the 1940 Act. In these capacities, the Sub Adviser may provide financial planning services and regularly provides portfolio management, pension consulting, and investment adviser selection services. As of December 6, 2006, the Sub Adviser was an investment adviser to approximately 255 client accounts, which represented approximately $74 million in assets under management.

Information About the Sub Advisory Agreement

     Under the terms of the Sub Advisory Agreement, the Sub Adviser will be responsible for the day-to-day portfolio management of the Trust. Specifically, the Sub Adviser will provide to the Adviser investment research and advice, make recommendations regarding the management of the Trust's portfolio securities, and purchase, sell, reinvest, exchange, convert and trade the Trust's portfolio securities, subject to the review and approval of the Adviser which, in turn, is subject to the direction of the Trustees of the Trust. The services provided by the Sub Adviser will conform and adhere to: (i) the investment objectives and set forth in the Trust's Prospectus and Statement of Additional Information;
(ii) Advisory Agreement between the Adviser and the Trust; and (iii) all applicable laws, rules and regulations of governmental, regulatory and self-regulatory bodies.

     The Sub Advisory Agreement is non-exclusive, and the Sub Adviser, including its directors, officers, and employees, may provide similar services to others and trade for their own accounts while the Sub Advisory Agreement is in effect.

     The Sub Advisory Agreement provides that the Adviser will, at the request of the Sub Adviser, appoint an officer of the Sub Advisor as a Trustee and have him remain, and be reappointed, as a Trustee for so long as the Advisory Agreement and Sub Advisory Agreements are in effect. The Sub Adviser has not requested that an officer be appointed as a Trustee, and no officer of the Sub Adviser currently serves as a Trustee.

     The Sub Advisory Agreement provides that the Sub Adviser will place all of the Trust's portfolio securities transactions through EKN Financial Services, Inc. ("EKNFS"), a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers (NASD). EKNFS is an affiliate of the Adviser under the 1940 Act, and all of the Trust's portfolio securities transactions executed by EKNFS are subject to the Trust's 17e-1 Affiliated
Brokerage Procedures, which provide for supervision of the Trust's compliance with all best execution, allocation, and other trading practice requirements under the 1940 Act.

     Under the Sub Advisory Agreement, the Adviser will pay the Sub Adviser a fee computed at the annual rate of 50% of all advisory fees the Adviser receives from the Trust that are attributable to the Trust's No Load Funds and Class A Shares.(1) The advisory fees payable to the Sub Adviser will not increase the Trust's advisory fee, and all fees that are payable by the Trust for advisory services will remain exactly the same as under the Advisory Agreement. Except for the pass-through expenses for which the Trust is obligated to bear or reimburse the Adviser under the Advisory Agreement, all expenses incurred by the Sub Adviser under the Sub Advisory Agreement will be borne by the Sub Adviser.

----------
(1) At this time, the only class of Trust securities outstanding are shares of beneficial interest in The Ehrenkrantz Growth Fund, which is a no-load mutual fund.


     Under the terms of the Sub Advisory Agreement and the 1940 Act, the Sub Advisory Agreement will be effective conditioned upon its approval by the Board, including a majority of the non-interested Trustees (as that term is defined under the 1940 Act), and the shareholders of the Trust. The Board, including a majority of the non-interested Trustees, approved the Sub Advisory Agreement at a special meeting held for that purpose on December 15, 2006. The Sub Advisory Agreement does not have a stated term and, pursuant to its terms and the 1940 Act, will continue in effect subject to annual approval by the vote of a majority of the Board, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of a majority of the Trust's outstanding shares. The Sub Advisory Agreement may be terminated upon sixty (60) calendar days' prior written notice of termination by the Sub Adviser, the Adviser, or by the vote of a majority of the Board, including a majority of the non-interested Trustees.

Board Considerations Concerning the Sub Advisory Agreement

     The Board, including a majority of the non-interested Trustees, met on December 15, 2006 to consider the Sub Advisory Agreement. At the meeting, the Board reviewed written materials from the Sub Adviser. On the basis of the information provided to it and its evaluation of that information, the Board, including a majority of the non-interested Trustees, determined to approve the Sub Advisory Agreement and to recommend the Sub Advisory Agreement to the Trust's shareholders.

     In reaching its determinations, the Board considered the following factors:

Nature, Extent, and Quality of Services

     The Board examined the nature, extent and quality of the services to be provided to the Trust by the Sub Adviser. In particular, the Board considered that: (i) the Sub Adviser has been in the investment advisory business since October 25, 1999; (ii) the Sub Adviser has substantial experience in providing investment advisory, financial planning, portfolio management, and pension consulting services to its institutional and other clients; (iii) the Sub Adviser has a favorable reputation in the industry; and (iv) the Sub Adviser has a sound financial condition. The Board also considered the experience of key personnel at the Sub Adviser in providing investment advice and that the Sub Adviser's executive officers and directors have over fifteen years of investment advisory experience. Ultimately, the Board determined that the Trust is likely to benefit from the extent and quality of the Sub Adviser's services in light of the Sub Adviser's experience, personnel, operations and resources.

Investment Performance of the Sub Adviser

     The Board was provided with and considered performance information for the Sub Adviser and evaluated the likelihood of favorable future performance of the Sub Adviser. The Board also evaluated whether the performance of the Sub Adviser is particular to its existing clients or it could be replicated for the Trust. The Board determined that the historical investment performance of the Sub Adviser was likely to be indicative of the Sub Adviser's future performance on behalf of the Trust.

Comparative Fees and Expense Ratio

     The Board evaluated the fees and expenses that may be incurred by the Trust if the Sub Advisory Agreement is approved. In particular, the Board evaluated whether the fees for the Trust will be lower or higher than the average management fees for other mutual funds similar in size, character, and investment objective considered the expense ratios for comparable funds. The Board determined that the Trust's fees and expenses would not be affected by the Sub Advisory Agreement and were likely to remain unchanged under the Trust's Advisory Agreement with the Adviser. Further, the Board determined that the Sub Advisor's management fee is reasonable and compares fairly to that of comparable fees paid to investment advisers for managing client assets.

Costs of Services and Profits Realized by the Sub Adviser

     The Board considered the costs to the Sub Adviser of serving as the investment sub-adviser to the Trust, including the costs associated with the transition and with the personnel, systems, and equipment necessary to manage the Trust in accordance with the Sub Advisory Agreement. The Board also evaluated the anticipated revenues that the Sub Adviser expects to receive for serving as the investment sub-adviser to the Trust, and the fact that the management fees paid by the Trust may be higher or lower than the average management fees paid by similar funds.

Economies of Scale

     The Board considered the extent to which the management fees to be paid to the Sub Adviser would be reflected by economies of scale if the net asset value of the Trust increases or decreases. The Board determined that the Sub-Adviser's experience and performance history could potentially lead to an increase in the Trust's assets and the accompanying economies of scale experienced by spreading the Trust's expenses over a large asset base could lead to a reduction in the Trust's expense ratio and benefit the Trust's shareholders.

Other Benefits to the Sub Adviser

     The Board also considered certain additional benefits that the Sub Adviser may expect to enjoy through its relationship as Sub Adviser to the Trust.

Evaluation of Factors

     The Board considered each of the factors carefully and weighed each factor based upon its relevance to the Trust in light of all the facts and circumstances. The Board determined that the terms of the Sub Advisory Agreement were reasonable to the Trust and that the Trust was likely to benefit from the Sub Adviser's services.

Effective Date of Agreement

     If shareholders approve the Sub Advisory Agreement, it will take effect on the date of shareholder approval at the Meeting, which may be a date later than March 2, 2007 if the Meeting is postponed or adjourned. If the shareholders do not approve the Sub Advisory Agreement, the Adviser will remain the sole provider of investment advisory services to the Trust.

Required Vote

     Approval of the Sub Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Trust. Under the 1940 Act a majority of the Trust's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Trust's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Trust's outstanding voting securities ("Majority Vote").

     The Board unanimously recommends that you vote FOR the approval of the proposed Sub Advisory Agreement.

                                 OTHER BUSINESS

     The Trust does not know of any matters to be presented at the Meeting other than the Proposal. However, if any proposal other than the Proposal properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

                                OTHER INFORMATION

Officers of the Trust

     Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.


Name,              Position(s)                      Principal Occupation
Address* and Age   (Month and Year First Elected)   During the Past 5 Years
----------------   ------------------------------   -----------------------

Thomas Giugliano   President, Secretary, and        President, EKN Financial
42                 Treasurer                        Services, Inc.** and its
                   (August 2005)                    predecessor, Ehrenkrantz
                                                    King Nussbaum, Inc.,** a
                                                    stock brokerage firm, with
                                                    which he has been associated
                                                    since 2002, and President
                                                    and Secretary of EKN Asset
                                                    Management, Inc.,** with
                                                    which he has been associated
                                                    since 2004; prior thereto,
                                                    Co-Branch Manager of
                                                    Weatherly Securities, a
                                                    stock brokerage firm, from
                                                    1999 to 2002.

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*    The address for the Trust's  officers is 135  Crossways  Park Drive,  Suite
     101, Woodbury, New York 11797.
**   An affiliate of the Trust.

Stock Ownership

     As of January 30, 2007 the Trust had 162,611 shares outstanding, Howard Eisenstodt and Barbara Kamm owned 48.39% and 7.88% of the Trust's outstanding shares, respectively, and the officers and Trustees, as a group, owned of record and beneficially less than 1% of the Trust's outstanding shares.

                     INFORMATION RELATING TO VOTING MATTERS

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Trust. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board on the proposals described in the Proxy Statement are not timely received, the person or persons holding the proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). "Broker non-votes" are shares held by a broker or nominee for whom an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal. For the Proposal, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

     All costs and expenses incurred in connection with the solicitation of proxies will be borne by the Trust. The Trust may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of Trust shares and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but it also may include telephone or personal communication or other means. The Trust does not reimburse Trustees and officers of the Trust or regular employees and other agents involved in the solicitation of proxies.

                       INFORMATION RELATING TO THE TRUST'S
                INVESTMENT ADVISER, ADMINISTRATOR, AND CUSTODIAN

     The Trust's investment adviser is EKN Asset Management Group, Inc., with principal offices at 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797. The Trust's administrator is Ameritor Financial Services, with principal offices at 4400 MacArthur Blvd., Suite 301, Washington, D.C. 20007. PNC Bank, 2 PNC Plaza, 7th Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222, acts as custodian of the Trust's securities and other assets.

                             SUBMISSION OF PROPOSALS
                        FOR NEXT MEETING OF SHAREHOLDERS

     The Trust does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholder s should send the proposal to the Trust so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice provision in the bylaws then in effect), in order to be included in the Trust's proxy statement and form of proxy card relating to such meeting.

                             REPORTS TO SHAREHOLDERS

     The Trust will furnish each person to whom this Proxy Statement is delivered with a copy of the Trust's most recent annual report to shareholders and subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call The Ehrenkrantz Trust at (800) 813-1117 or write to Thomas Giugliano at EKN Asset Management Group, Inc., 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797.


                                              By Order of the Board of Trustees,



                                              Thomas Giugliano
                                              Secretary

February 8, 2007

Woodbury, New York

                                TABLE OF CONTENTS

                                                                           Page

INTRODUCTION.................................................................1
PROPOSAL.....................................................................1
OTHER BUSINESS...............................................................5
OTHER INFORMATION............................................................5
INFORMATION RELATING TO VOTING MATTERS.......................................5
INFORMATION RELATING TO THE TRUST'S INVESTMENT
   ADVISER, ADMINISTRATOR, AND CUSTODIAN.....................................6
SUBMISSION OF PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS.....................6
REPORTS TO SHAREHOLDERS......................................................6

                                              The Ehrenkrantz Trust



                                              ----------------------------------

                                                           [LOGO]
                                               EKN Asset Management Group, Inc.

                                              ----------------------------------

                                              NOTICE OF SPECIAL MEETING
                                              OF SHAREHOLDERS AND
                                              PROXY STATEMENT

                                              February 8, 2007


SK 25780 0001 725302

PROXY - THE EHRENKRANTZ TRUST

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE EHRENKRANTZ TRUST

The undersigned shareholder of The Ehrenkrantz Trust., a Massachusetts corporation (the "Trust"), hereby appoints Thomas Giugliano, as proxy for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at 11:00 a.m., Eastern Time, on March 2, 2007 at the offices of the Trust, 135 Crossways Park Drive, Suite 101, Woodbury, New York 11797, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side hereof. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the approval of the Sub-advisory Agreement referred to in Proposal One and, in the discretion of the Proxy holder(s), on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF. PLEASE FOLD IN HALF AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

The Ehrenkrantz Trust

[_] Mark this box with an X if you have made changes to your name or address details above.

Meeting Proxy Card

A    Sub-advisory Agreement

Your Board of Trustees recommends a vote "FOR" the approval of the Sub-advisory Agreement.

1. To approve the Sub-advisory Agreement between EKN Asset Management Group, Inc. and CFM Advisors, Inc.

                 For             Against         Withhold
                 [_]               [_]              [_]

B    Issues

2. To empower the proxyholders to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).

                 For             Against         Withhold
                 [_]               [_]              [_]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign your name(s) exactly as it appears on this Proxy.

Please sign this Proxy exactly as your name(s) appear(s) on the records of the Trust. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Signature 1 - Please keep signature within the box

[_]

Signature 2 - Please keep signature within the box

[_]

Date (mm/dd/yyy)

[_]



SK 25780 0001 744893